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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECITON 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        February 22, 1999
                                                --------------------------------

                                 Interiors, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-24352                  13-3590047
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                     Identification No.)

               320 Washington Street, Mount Vernon, New York 10553
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     (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code        (914) 665-5400
                                                  ------------------------------


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          (Former Name of Former Address, if Changed Since Last Report)

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         The Registrant hereby amends its Current Report on Form 8-K as filed with the Commission on March 9, 1998 to include the financial statements and pro forma financial information set forth below which was omitted from the filing pursuant to Items 7(a)(4) and 7(b)(2).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(a) Financial Statements of Business Acquired

         (1) Financial Statements of Stylecraft Lamps, Inc. ("Stylecraft") are appended as an exhibit to this Report.


(a) Pro Forma Financial Information

         Pro Forma Financial Information with respect to acquisition of Stylecraft is appended as an exhibit to this Report.

(b) Exhibits

         Financial Statements for Stylecraft for the year[s] ended December 31, 1998 [and December 31, 1997]. Pro Forma Financial Information with respect to acquisition of Stylecraft Lamps, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


       Dated:                          INTERIORS, INC.


       May 10, 1999                    By: /s/ Richard Belenski
                                          --------------------------------
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                             Description
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99.1          Financial Statements for Stylecraft Lamps, Inc. for the year[s]
              ended December 31, 1998 [and December 31, 1997]

99.2 Pro Forma Financial Information with respect to acquisition of Stylecraft Lamps, Inc.